Exhibit 99.2

BigCommerce Announces Exchange of a Portion of its Existing 0.25% Convertible Senior Notes due 2026 for New 7.5% Convertible Senior Notes due 2028 and Repurchases of a Portion of its Existing 0.25% Convertible Senior Notes due 2026

AUSTIN, Texas — August 1, 2024—BigCommerce Holdings, Inc. (“BigCommerce” or the “Company”) (NASDAQ: BIGC) today announced that on July 31, 2024, it has entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with a holder of its 0.25% convertible senior notes due 2026 (the “Existing Convertible Notes”). Pursuant to the Exchange Agreement, BigCommerce will exchange (the “Exchange Transaction”) approximately $161.2 million in aggregate principal amount of the Existing Convertible Notes for $150.0 million in aggregate principal amount of new 7.5% convertible senior notes due 2028 (the “New Convertible Notes”) and approximately $0.1 million in cash, with such cash payment representing the accrued and unpaid interest on such Existing Convertible Notes. . In addition, on July 31, 2024, BigCommerce has also entered into separate, privately negotiated repurchase agreements with a limited number of holders of its Existing Convertible Notes to repurchase (the “Repurchase Transactions” and collectively with the Exchange Transaction, the “Transactions”) approximately $120.6 million aggregate principal amount of the Existing Convertible Notes for aggregate cash consideration of approximately $108.7 million, including accrued but unpaid interest on such Existing Convertible Notes. The Exchange Transaction is expected to settle on or about August 7, 2024 and the Repurchase Transactions are expected to settle on or about August 8, 2024, subject, in each case, to customary closing conditions.

Upon completion of the Transactions, the aggregate principal amount of the Existing Convertible Notes outstanding will be approximately $63.1 million, and the aggregate principal amount of the New Convertible Notes outstanding will be $150.0 million. BigCommerce will not receive any cash proceeds from the issuance of the New Convertible Notes pursuant to the Exchange Transaction.

The New Convertible Notes will be senior, initially unsecured obligations of BigCommerce and will accrue interest at a rate of 7.5% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2024. The New Convertible Notes will mature on October 1, 2028, unless earlier converted, redeemed or repurchased by BigCommerce. Before July 3, 2028, noteholders will have the right to convert their New Convertible Notes only upon the occurrence of certain events. From and after July 3, 2028, noteholders may convert their New Convertible Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. BigCommerce will settle conversions by paying or delivering, as applicable, cash, shares of its common stock (the “common stock”) or a combination of cash and shares of its common stock, at BigCommerce’s election. The initial conversion rate is 62.5000 shares of common stock per $1,000 principal amount of New Convertible Notes, which represents an initial conversion price of $16.00 per share of common stock. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events.

The New Convertible Notes will not be redeemable at BigCommerce’s election before October 7, 2026. The New Convertible Notes will be redeemable, in whole or in part (subject to certain limitations), for cash at BigCommerce’s option at any time, and from time to time, on or after October 7, 2026 and on or before the 25th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of BigCommerce’s common stock exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the New Convertible Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If a “fundamental change” (as defined in the indenture for the New Convertible Notes) occurs, then, subject to a limited exception, noteholders may require BigCommerce to repurchase their New Convertible Notes for cash. The repurchase price will be equal to the principal amount of the New Convertible Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The indenture for the New Convertible Notes will contain a number of restrictive covenants and limitations, including restrictions on the Company’s ability to incur certain indebtedness, as further described in the indenture for the New Convertible Notes. In addition, to the extent BigCommerce incurs subordinated indebtedness pursuant

Exhibit 99.2

to the terms of the Indenture, it will be required to secure the New Convertible Notes, subject only to prior security interests in favor of lenders under any senior secured revolving credit facility, if then outstanding.

The Exchange Transaction and any common stock issuable upon conversion of the New Convertible Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other securities laws, and the New Convertible Notes and any such common stock cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the Existing Convertible Notes, the New Convertible Notes or any common stock issuable upon conversion of the New Convertible Notes, nor will there be any sale of the New Convertible Notes or any such common stock, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About BigCommerce

BigCommerce (Nasdaq: BIGC) is a leading open SaaS and composable ecommerce platform that empowers brands and retailers of all sizes to build, innovate and grow their businesses online. BigCommerce provides its customers sophisticated enterprise-grade functionality, customization and performance with simplicity and ease-of-use. Tens of thousands of B2C and B2B companies across 150 countries and numerous industries rely on BigCommerce, including Burrow, Coldwater Creek, Francesca’s, Harvey Nichols, King Arthur Baking Co., MKM Building Supplies, United Aqua Group and Uplift Desk.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or BigCommerce’s future financial or operating performance. For example, statements regarding the completion of the Exchange Transaction and the Repurchase Transactions are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “goal,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to market conditions, the satisfaction of the closing conditions related to the Exchange Transaction and the Repurchase Transactions and risks relating to BigCommerce’s business, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 29, 2024 and the quarterly and current reports that we file with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to BigCommerce at the time those statements are made and/or management's good faith belief as of that time with respect to future events. BigCommerce assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.